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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 October 10, 2007
               (Date of Report (Date of Earliest Event Reported))

                              UNITED BANCORP, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

              MICHIGAN                            0-16640                       38-2606280
              --------                            -------                       ----------
    (State or other jurisdiction                Commission                   (I.R.S. Employer
  of incorporation or organization)             File Number                Identification No.)

                  205 E. CHICAGO BOULEVARD, TECUMSEH, MI 49286
                    (Address of principal executive offices)

                                 (517) 423-8373
                                 --------------
               (Registrant's telephone number including area code)

                                       N/A
                    (Former name, former address and former
                   fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS

                  On October 10, 2007, registrant announced the declaration of a cash dividend as set forth in the press release included as
                  Exhibit 99.1, which is incorporated herein by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

       (c)        EXHIBITS

                  99.1     Press Release dated October 10, 2007

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         United Bancorp, Inc.
                                         (Registrant)
                                         By:

Date: October 10, 2007                    /S/ Dale L. Chadderdon
                                          -------------------------------------
                                          Dale L. Chadderdon
                                          Executive Vice President and
                                          Chief Financial Officer

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